UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2006

CV THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-21643	43-1570294
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3172 Porter Drive, Palo Alto, California	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 384-8500

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 15, 2006, CV Therapeutics, Inc. (“CV Therapeutics”) entered into a purchase agreement with Merrill Lynch & Co. and Lehman Brothers Inc. (the “Underwriters”), a copy of which is attached hereto as Exhibit 1.1 (the “Purchase Agreement”). Subject to the terms and conditions of the Purchase Agreement, CV Therapeutics agreed to sell to the Underwriters 9,000,000 shares of the Company’s authorized but previously unissued common stock, par value $0.001 per share (the “Shares”), at a public offering price of $9.50 per Share. CV Therapeutics also granted the Underwriters a 30-day option to purchase up to an additional 1,350,000 Shares to cover over-allotments.

The closing of the sale of the Shares is scheduled to occur on August 21, 2006. The Shares have been registered pursuant to an automatic shelf registration statement on Form S-3 (Registration Statement No. 333-133358) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Registration Statement”).

The summary of the foregoing transaction is qualified in its entirety by reference to the text of the Purchase Agreement, which is attached as an exhibit hereto and is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS

In connection with the transactions described in Item 1.01 above, on August 14, 2006, CV Therapeutics announced that it is offering to sell, subject to market and other conditions, shares of its common stock, plus an over-allotment option, in a public offering pursuant to the Registration Statement. A copy of the press release dated August 14, 2006 is attached hereto as Exhibit 99.1.

In connection with the transactions described in Item 1.01 above, on August 16, 2006, CV Therapeutics issued a press release announcing that it had agreed to sell the Shares to the Underwriters at a public offering price of $9.50 per share in a public offering, including a 30-day option to purchase up to an additional 1,350,000 shares of common stock to cover over-allotments. A copy of the press release dated August 16, 2006 is attached hereto as Exhibit 99.2.

* * * * *

Forward-Looking Statements. This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements relate to future events or our future clinical or product development, financial performance, regulatory review of our products or product candidates, or commercialization efforts. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of those terms and other comparable terminology. These statements reflect only management’s current expectations. Important factors that could cause actual results to differ materially from the forward-looking statements we make or incorporate by reference in this report are set forth under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, as may be updated from time to time by our future filings under the Exchange Act. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. We disclaim any intent or obligation to update these forward-looking statements.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

1.1	Purchase Agreement, dated August 15, 2006, by and among CV Therapeutics, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc.

99.1	Press Release dated August 14, 2006.

99.2	Press Release dated August 16, 2006.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2006	CV THERAPEUTICS, INC.

	By:	/s/ TRICIA BORGA SUVARI
Tricia Borga Suvari
Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

1.1	Purchase Agreement, dated August 15, 2006, by and among CV Therapeutics, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc.

99.1	Press Release dated August 14, 2006.

99.2	Press Release dated August 16, 2006.